EXHIBIT 99.1

NEWS RELEASE

Contact:	Deric Eubanks	Jordan Jennings	Joseph Calabrese
	Chief Financial Officer	Investor Relations	Financial Relations Board
	(972) 490-9600	(972) 778-9487	(212) 827-3772

BRAEMAR HOTELS & RESORTS REPORTS
FIRST QUARTER 2018 RESULTS
Adjusted EBITDAre Increased 19.7%
Rebranding Further Enhances Strategy to Focus on the Luxury Segment
RevPAR for all hotels not under renovation increased 2.3%
$6.6 Million in Business Interruption Income Booked in the First Quarter
Completed Acquisition of the Ritz-Carlton Sarasota

DALLAS - May 2, 2018 - Braemar Hotels & Resorts Inc. (NYSE: BHR) (“Braemar” or the “Company”) today reported the following results and performance measures for the first quarter ended March 31, 2018. The performance measurements for Occupancy, Average Daily Rate (ADR), Revenue Per Available Room (RevPAR), and Hotel EBITDA are comparable assuming each of the hotel properties in the Company’s hotel portfolio as of March 31, 2018 were owned as of the beginning of each of the periods presented. Unless otherwise stated, all reported results compare the first quarter ended March 31, 2018, with the first quarter ended March 31, 2017 (see discussion below). The reconciliation of non-GAAP financial measures is included in the financial tables accompanying this press release.

STRATEGIC OVERVIEW

•	Focused strategy of investing in luxury hotels and resorts

•	Targets conservative leverage levels of 45% Net Debt to Gross Assets

•	Highly-aligned management team and advisory structure

•	Dividend yield of approximately 6.1%

FINANCIAL AND OPERATING HIGHLIGHTS

•	Net income attributable to common stockholders for the quarter was $2.3 million or $0.07 per diluted share

•	Comparable RevPAR for all hotels not under renovation increased 2.3% to $237.21 during the quarter

•	Adjusted funds from operations (AFFO) was $0.44 per diluted share for the quarter as compared with $0.46 per diluted share from the prior year quarter

•	Adjusted EBITDAre was $29.8 million for the quarter, compared with $24.9 million for the prior year quarter

•	Subsequent to quarter end, the Company completed the acquisition of the 266-room Ritz-Carlton Sarasota in Sarasota, FL for $171 million

BHR Reports First Quarter Results

May 2, 2018

•	Subsequent to quarter end, the Company rebranded from Ashford Hospitality Prime to Braemar Hotels & Resorts effective April 24, 2018

•	Capex invested during the quarter was $15.7 million

REBRANDING TO BRAEMAR HOTELS & RESORTS
On April 24, 2018 the Company officially rebranded from Ashford Hospitality Prime to Braemar Hotels & Resorts, trading on the New York Stock Exchange under ticker symbol BHR.

Rebranding to Braemar Hotels & Resorts marks a key milestone in the Company’s strategy to focus on owning luxury hotels and resorts and capitalizing on the long-term superior performance of that segment of the lodging industry. Since announcing a revised strategy in early 2017, the Company has made substantial progress in rationalizing its non-core portfolio and announced the acquisition of three world-class luxury hotels - The Hotel Yountville in Napa Valley, California, The Park Hyatt in Beaver Creek, Colorado, and The Ritz-Carlton in Sarasota, Florida. Currently, Braemar has the highest portfolio RevPAR of any lodging REIT, and thus has the highest quality hotel portfolio in the public markets.

The name “Braemar” pays homage to the Braemar Castle in Scotland and reinforces Braemar’s relationship with the Ashford group of companies, as the name “Ashford” was originally selected based on a castle in Ireland. Additionally, the Braemar Castle signifies luxury, strength and stability, which highlights the Company’s continued commitment to serve as the protector of capital for its shareholders and dedication to maximizing shareholder value.

Braemar will continue to be externally-advised by Ashford Inc. (NYSE American: AINC) and will maintain the mutually beneficial relationship with the Ashford group of companies.

UPDATE ON BUSINESS INTERRUPTION INCOME FROM HURRICANES AND WILDFIRES
During the first quarter, the Company recognized $4.9 million of business interruption income for the Ritz-Carlton St. Thomas and the Pier House Resort related to lost profits for the period of December 2017 through February 2018 due to the impact of Hurricane Irma.

Additionally, during the first quarter, the Company recorded $1.8 million in business interruption income for the Bardessono hotel and the Hotel Yountville related to lost profits for the period of October through December 2017 due to the impact of the Northern California wildfires. The Company has a deductible of $500,000 associated with this claim.

The Company will continue to work with its insurers on the business interruption claims at these properties although it expects that claims at the Pier House, Bardessono and Hotel Yountville will be nearing an end as operations at those properties return to normal.

RITZ-CARLTON SARASOTA ACQUISITION
On April 4, 2018, the Company completed the acquisition of the 266-room Ritz-Carlton Sarasota in Sarasota, FL for $171 million ($643,000 per key).  The purchase price represents a trailing twelve-month cap rate, as of December 31, 2017, of 6% and the Company expects to realize a stabilized unleveraged yield of approximately 8% on its investment. The Company also closed on the acquisition of a 22-acre plot of vacant land adjacent to the golf course for $9.7 million that is currently entitled for residential development. Concurrent with the completion of the acquisition, the Company financed the hotel with a $100 million non-recourse mortgage loan. The loan provides for a floating interest rate of LIBOR + 2.65% and has a five-year term. The property will continue to be operated as a Ritz-Carlton under a management agreement with

BHR Reports First Quarter Results

May 2, 2018

Ritz-Carlton.

CAPITAL STRUCTURE
At March 31, 2018, the Company had total assets of $1.4 billion. As of March 31, 2018, the Company had $826 million of mortgage debt of which $47 million related to its joint venture partner’s share of debt on the Capital Hilton and Hilton La Jolla Torrey Pines. The Company’s total combined debt had a blended average interest rate of 4.7%.
PORTFOLIO REVPAR
As of March 31, 2018, the portfolio consisted of twelve properties. During the first quarter of 2018, eight of the Company’s hotels were not under renovation. The Company believes reporting its operating metrics for its hotels on a comparable total basis (all 12 hotels) and comparable not under renovation basis (8 hotels) is a measure that reflects a meaningful and focused comparison of the operating results in its portfolio. Details of each category are provided in the tables attached to this release.

•	Comparable RevPAR decreased 9.8% to $209.27 for all hotels on a 9.0% decrease in ADR and a 0.9% decrease in occupancy

•	Comparable RevPAR increased 2.3% to $237.21 for hotels not under renovation on a 0.6% increase in ADR and a 1.7% increase in occupancy

HOTEL EBITDA MARGINS AND QUARTERLY SEASONALITY TRENDS
The Company believes year-over-year Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin comparisons are more meaningful to gauge the performance of the Company’s hotels than sequential quarter-over-quarter comparisons. Given the substantial seasonality in the Company’s portfolio, to help investors better understand this seasonality, the Company provides quarterly detail on its Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin for the current and certain prior-year periods based upon the number of hotels in the Company’s portfolio as of the end of the current period. As the Company’s portfolio mix changes from time to time so will the seasonality for Comparable Hotel EBITDA and Comparable Hotel EBITDA Margin. The details of the quarterly calculations for the previous four quarters for the twelve hotels are provided in the table attached to this release.

COMMON STOCK DIVIDEND
On March 15, 2018, the Company announced that its Board of Directors declared a quarterly cash dividend of $0.16 per diluted share for the Company's common stock for the first quarter ending March 31, 2018.  The dividend, which equates to an annual rate of $0.64 per share, was paid on April 16, 2018, to shareholders of record as of March 30, 2018.

“We continue to execute on our strategic objectives and are excited to introduce Braemar Hotels & Resorts to further reflect our strategy to focus on the luxury segment,” said Richard J. Stockton, Braemar’s President and Chief Executive Officer. “Our acquisition of the Ritz-Carlton Sarasota continues our plan of recycling capital into higher quality, higher RevPAR assets consistent with our overall investment strategy. Going forward, we remain focused on maximizing the returns on our existing investments through rigorous asset management and capital investment.”

INVESTOR CONFERENCE CALL AND SIMULCAST
Braemar will conduct a conference call on Thursday, May 3, 2018, at 11:00 a.m. ET. The number to call for this interactive teleconference is (719) 457-2605.  A replay of the conference call will be available through Thursday, May 10, 2018, by dialing (719) 457-0820 and entering the confirmation number, 2397548.

BHR Reports First Quarter Results

May 2, 2018

The Company will also provide an online simulcast and rebroadcast of its first quarter 2018 earnings release conference call. The live broadcast of Braemar’s quarterly conference call will be available online at the Company's web site, www.bhrreit.com on Thursday, May 3, 2018, beginning at 11:00 a.m. ET.  The online replay will follow shortly after the call and continue for approximately one year.
Substantially all of our non-current assets consist of real estate investments secured by real estate. Historical cost accounting for real estate assets implicitly assumes that the value of real estate assets diminishes predictably over time. Since real estate values instead have historically risen or fallen with market conditions, most industry investors consider supplemental measures of performance, which are not measures of operating performance under GAAP, to assist in evaluating a real estate company's operations. These supplemental measures include FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA. FFO and EBITDAre are computed in accordance with our interpretation of standards established by NAREIT, which may not be comparable to how these measures reported by other REITs that do not define the term in accordance with the current NAREIT definitions or that interpret the NAREIT definitions differently than us. None of FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, or Hotel EBITDA represents cash generated from operating activities as determined by GAAP and should not be considered as an alternative to a) GAAP net income (loss) as an indication of our financial performance or b) GAAP cash flows from operating activities as a measure of our liquidity, nor are such measures indicative of funds available to satisfy our cash needs, including our ability to make cash distributions. However, management believes FFO, AFFO, EBITDA, EBITDAre, Adjusted EBITDAre, and Hotel EBITDA to be meaningful measures of a REIT's performance and should be considered along with, but not as an alternative to, net income and cash flow as a measure of our operating performance.

* * * * *

Braemar Hotels & Resorts is a real estate investment trust (REIT) focused on investing in luxury hotels and resorts.

Ashford has created an Ashford App for the hospitality REIT investor community. The Ashford App has been updated to reflect the newly-rebranded Braemar Hotels & Resorts. The Ashford App is available for free download at Apple’s App Store and the Google Play Store by searching “Ashford.”

Certain statements and assumptions in this press release contain or are based upon "forward-looking" information and are being made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements in this press release may include, among others, statements about the implied share price for the Company's common stock. These forward-looking statements are subject to risks and uncertainties. When we use the words "will likely result," "may," "anticipate," "estimate," "should," "expect," "believe," "intend," or similar expressions, we intend to identify forward-looking statements. Such statements are subject to numerous assumptions and uncertainties, many of which are outside Braemar’s control.

These forward-looking statements are subject to known and unknown risks and uncertainties, which could cause actual results to differ materially from those anticipated, including, without limitation: general volatility of the capital markets and the market price of our common stock; changes in our business or investment strategy; availability, terms and deployment of capital; availability of qualified personnel; changes in our industry and the market in which we operate, interest rates or the general economy; our ability to successfully complete and integrate acquisitions, and manage our planned growth, and the degree and nature of our competition. These and other risk factors are more fully discussed in Braemar’s filings with the Securities and Exchange Commission. EBITDA is defined as net income before interest, taxes, depreciation and amortization. EBITDA yield is defined as trailing twelve month EBITDA divided by the purchase price. A capitalization rate is determined by dividing the property's annual net operating income by the purchase price. Net operating income is the property's funds from operations minus a capital expense reserve of either 4% or 5% of gross revenues. Hotel EBITDA flow-through is the change in Hotel EBITDA divided by the change in total revenues. Hotel EBITDA Margin is Hotel EBITDA divided by total revenues. Funds from operations ("FFO"), as defined by the White Paper on FFO approved by the Board of Governors of the National Association of Real Estate Investment Trusts ("NAREIT") in April 2002, represents net income (loss) computed in accordance with generally accepted accounting principles ("GAAP"), excluding gains (or

BHR Reports First Quarter Results

May 2, 2018

losses) from sales of properties and extraordinary items as defined by GAAP, plus depreciation and amortization of real estate assets, and net of adjustments for the portion of these items related to unconsolidated entities and joint ventures. EBITDAre and Adjusted EBITDAre are non-GAAP financial measures. The Company computes EBITDAre in accordance with standards established by the National Association of Real Estate Investment Trusts, or NAREIT, which may not be comparable to EBITDAre reported by other REITs that do not compute EBITDAre in accordance with the NAREIT definition, or that interpret the NAREIT definition differently than the Company does. The White Paper on EBITDAre approved by the Board of Governors of NAREIT in September 2017 defines EBITDAre as net income (loss) (computed in accordance with GAAP), plus interest expense, plus income tax expense, plus depreciation and amortization, plus (minus) losses and gains on the disposition of depreciated property, plus impairment write-downs of depreciated property and investments in unconsolidated joint ventures, plus adjustments to reflect the entity's share of EBITDAre of unconsolidated affiliates.

The forward-looking statements included in this press release are only made as of the date of this press release. Investors should not place undue reliance on these forward-looking statements. We are not obligated to publicly update or revise any forward-looking statements, whether as a result of new information, future events or circumstances, changes in expectations or otherwise.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED BALANCE SHEETS
(in thousands, except share amounts)
(unaudited)

	March 31, 2018	December 31, 2017
ASSETS
Investments in hotel properties, gross	$1,406,476	$1,403,110
Accumulated depreciation	(258,173)	(257,268)
Investments in hotel properties, net	1,148,303	1,145,842
Cash and cash equivalents	95,223	137,522
Restricted cash	63,385	47,820
Accounts receivable, net of allowance of $77 and $94, respectively	19,692	14,334
Insurance receivable	14,203	8,825
Inventories	1,429	1,425
Note receivable	8,098	8,098
Deferred costs, net	566	656
Prepaid expenses	5,943	3,670
Investment in Ashford Inc., at fair value	18,652	18,124
Investment in OpenKey	1,997	—
Derivative assets	1,004	594
Other assets	15,400	9,426
Intangible assets, net	22,476	22,545
Due from related party, net	873	349
Due from third-party hotel managers	5,748	4,589
Total assets	$1,422,992	$1,423,819

LIABILITIES AND EQUITY
Liabilities:
Indebtedness, net	$821,053	$820,959
Accounts payable and accrued expenses	57,468	56,803
Dividends and distributions payable	8,374	8,146
Due to Ashford Inc., net	267	1,703
Due to third-party hotel managers	2,231	1,709
Intangible liability, net	3,555	3,569
Other liabilities	1,681	1,628
Total liabilities	894,629	894,517

5.50% Series B cumulative convertible preferred stock, $0.01 par value, 4,965,850 shares issued and outstanding at March 31, 2018 and December 31, 2017	106,123	106,123
Redeemable noncontrolling interests in operating partnership	46,259	46,627
Equity:
Common stock, $0.01 par value, 200,000,000 shares authorized, 32,517,295 and 32,120,210 shares issued and outstanding at March 31, 2018 and December 31, 2017, respectively	325	321
Additional paid-in capital	472,220	469,791
Accumulated deficit	(91,769)	(88,807)
Total stockholders' equity of the Company	380,776	381,305
Noncontrolling interest in consolidated entities	(4,795)	(4,753)
Total equity	375,981	376,552
Total liabilities and equity	$1,422,992	$1,423,819

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
REVENUE
Rooms	$65,507	$67,418
Food and beverage	23,500	24,473
Other	13,482	5,365
Total hotel revenue	102,489	97,256
Other	—	40
Total revenue	102,489	97,296
EXPENSES
Hotel operating expenses:
Rooms	14,918	15,797
Food and beverage	15,620	16,861
Other expenses	29,664	27,731
Management fees	3,617	3,545
Total hotel operating expenses	63,819	63,934
Property taxes, insurance and other	5,604	5,074
Depreciation and amortization	13,006	11,971
Impairment charges	12	—
Advisory services fee:
Base advisory fee	2,107	2,003
Reimbursable expenses	420	547
Incentive fee	170	—
Non-cash stock/unit-based compensation	2,547	(1,685)
Transaction costs	488	4,328
Corporate, general and administrative:
Non-cash stock/unit-based compensation	—	18
Other general and administrative	28	3,856
Total operating expenses	88,201	90,046
OPERATING INCOME (LOSS)	14,288	7,250
Equity in earnings (loss) of unconsolidated entity	(3)	—
Interest income	200	112
Other income (expense)	(63)	(157)
Interest expense	(9,191)	(7,153)
Amortization of loan costs	(988)	(1,049)
Write-off of loan costs and exit fees	(2)	(1,963)
Unrealized gain (loss) on investments	528	3,091
Unrealized gain (loss) on derivatives	73	(898)
INCOME (LOSS) BEFORE INCOME TAXES	4,842	(767)
Income tax (expense) benefit	(572)	478
NET INCOME (LOSS)	4,270	(289)
(Income) loss from consolidated entities attributable to noncontrolling interest	42	21
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(292)	255
NET INCOME (LOSS) ATTRIBUTABLE TO THE COMPANY	4,020	(13)
Preferred dividends	(1,707)	(1,673)
NET INCOME (LOSS) ATTRIBUTABLE TO COMMON STOCKHOLDERS	$2,313	$(1,686)

INCOME (LOSS) PER SHARE – BASIC AND DILUTED
Basic:
Net income (loss) attributable to common stockholders	$0.07	$(0.07)
Weighted average common shares outstanding – basic	31,680	27,267
Diluted:
Net income (loss) attributable to common stockholders	$0.07	$(0.07)
Weighted average common shares outstanding – diluted	31,683	27,267
Dividends declared per common share:	$0.16	$0.16

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO EBITDA, EBITDAre AND ADJUSTED EBITDAre
(in thousands)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
Net income (loss)	$4,270	$(289)
Interest income	(200)	(112)
Interest expense and amortization of loan costs	10,179	8,202
Depreciation and amortization	13,006	11,971
Income tax expense (benefit)	572	(478)
Equity in (earnings) loss of unconsolidated entities	3	—
Company's portion of EBITDA of OpenKey	(2)	—
EBITDA	27,828	19,294
Impairment charges on real estate	12	—
EBITDAre	27,840	19,294
Amortization of favorable (unfavorable) contract assets (liabilities)	43	49
Transaction and management conversion costs	503	4,328
Other (income) expense	63	157
Write-off of loan costs and exit fees	2	1,963
Unrealized (gain) loss on investments	(528)	(3,091)
Unrealized (gain) loss on derivatives	(73)	898
Non-cash stock/unit-based compensation	2,593	(1,668)
Legal, advisory and settlement costs	(1,141)	2,945
Uninsured hurricane and wildfire related costs	467	—
Adjusted EBITDAre	$29,769	$24,875
BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO FUNDS FROM OPERATIONS ("FFO") AND ADJUSTED FFO
(in thousands, except per share amounts)
(unaudited)

	Three Months Ended
	March 31,
	2018	2017
Net income (loss)	$4,270	$(289)
(Income) loss from consolidated entities attributable to noncontrolling interest	42	21
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	(292)	255
Preferred dividends	(1,707)	(1,673)
Net income (loss) attributable to common stockholders	2,313	(1,686)
Depreciation and amortization on real estate	12,258	11,251
Impairment charges on real estate	12	—
Net (income) loss attributable to redeemable noncontrolling interests in operating partnership	292	(255)
Equity in (earnings) loss of unconsolidated entities	3	—
Company's portion of FFO of OpenKey	(2)	—
FFO available to common stockholders and OP unitholders	14,876	9,310
Preferred dividends	1,707	1,673
Transaction and management conversion costs	503	4,328
Other (income) expense	63	157
Write-off of loan costs and exit fees	2	1,963
Unrealized (gain) loss on investments	(528)	(3,091)
Unrealized (gain) loss on derivatives	(73)	898
Non-cash stock/unit-based compensation	2,593	(1,668)
Legal, advisory and settlement costs	(1,141)	2,945
Uninsured hurricane and wildfire related costs	467	—
Adjusted FFO available to the Company and OP unitholders	$18,469	$16,515
Adjusted FFO per diluted share available to the Company and OP unitholders	$0.44	$0.46
Weighted average diluted shares	42,440	36,272

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SUMMARY OF INDEBTEDNESS
MARCH 31, 2018
(dollars in thousands)
(unaudited)

Indebtedness	Maturity	Interest Rate	Fixed-Rate Debt	Floating-Rate Debt		Total Debt	Comparable TTM Hotel EBITDA (9)	Comparable TTM EBITDA Debt Yield
TIF Philly CY - 1 hotel	June 2018	12.85%	$8,098	$—		$8,098	N/A	N/A
Apollo Ritz-Carlton St. Thomas - 1 hotel	December 2018	LIBOR + 4.95%	—	42,000	(1)	42,000	$9,575	22.8%
Morgan Stanley Pool - 4 hotels	February 2019	LIBOR + 2.58%	—	277,628	(2)	277,628	48,724	17.6%
GACC Sofitel - 1 hotel	March 2019	LIBOR + 2.55%	—	80,000	(3)	80,000	5,811	7.3%
Credit Agricole Pier House - 1 hotel	March 2019	LIBOR + 2.25%	—	70,000	(4)	70,000	11,162	15.9%
JPMorgan Park Hyatt Beaver Creek - 1 hotel	April 2019	LIBOR + 2.75%	—	67,500	(5)	67,500	9,467	14.0%
Aareal - 2 hotels	November 2019	LIBOR + 2.65%	—	189,296	(6)	189,296	31,481	16.6%
Secured revolving credit facility - various	November 2019	Base Rate(8) + 1.25% to 2.50% or LIBOR + 2.25% to 3.50%	—	—	(7)	—	N/A	N/A
BAML Hotel Yountville - 1 hotel	May 2022	LIBOR + 2.55%	—	51,000		51,000	5,737	11.2%
BAML Bardessono - 1 hotel	August 2022	LIBOR + 2.55%	—	40,000		40,000	5,256	13.1%
Total			$8,098	$817,424		$825,522	$127,213	15.4%
Percentage			1.0%	99.0%		100.0%
Weighted average interest rate			12.85%	4.58%		4.66%
All indebtedness is non-recourse with the exception of the secured revolving credit facility.
(1)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the first was exercised in December 2017.
(2)    This mortgage loan has five one-year extension options subject to satisfaction of certain conditions.
(3)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the third was exercised in March 2018.
(4)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions, of which the second was exercised in March 2018.
(5)    This mortgage loan has three one-year extension options subject to satisfaction of certain conditions.
(6)    This mortgage loan has two one-year extension options subject to satisfaction of certain conditions.
(7)    This credit facility has two one-year extension options subject to advance notice, certain conditions and a 0.25% extension fee beginning November 2019.
(8)    Base Rate, as defined in the secured revolving credit facility agreement, is the greater of (i) the prime rate set by Bank of America, or (ii) federal funds rate + 0.5%, or (iii) LIBOR + 1.0%.
(9)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
INDEBTEDNESS BY MATURITY ASSUMING EXTENSION OPTIONS ARE EXERCISED
MARCH 31, 2018
(dollars in thousands)
(unaudited)

	2018	2019	2020	2021	2022	Thereafter	Total
Secured revolving credit facility - various	$—	$—	$—	$—	$—	$—	$—
TIF Philly CY - 1 hotel	8,098	—	—	—	—	—	8,098
GACC Sofitel - 1 hotel	—	80,000	—	—	—	—	80,000
Credit Agricole Pier House - 1 hotel	—	—	70,000	—	—	—	70,000
Apollo Ritz-Carlton St. Thomas - 1 hotel	—	—	42,000	—	—	—	42,000
Aareal - 2 hotels	—	—	—	177,486	—	—	177,486
JPMorgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	67,500	—	67,500
BAML Hotel Yountville - 1 hotel	—	—	—	—	51,000	—	51,000
BAML Bardessono - 1 hotel	—	—	—	—	40,000	—	40,000
Morgan Stanley Pool - 4 hotels	—	—	—	—	—	277,628	277,628
Principal due in future periods	$8,098	$80,000	$112,000	$177,486	$158,500	$277,628	$813,712
Scheduled amortization payments remaining	2,462	3,120	3,312	2,916	—	—	11,810
Total indebtedness	$10,560	$83,120	$115,312	$180,402	$158,500	$277,628	$825,522

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
KEY PERFORMANCE INDICATORS
(unaudited)

ALL HOTELS:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$65,507	$—	$65,507	$67,418	$7,116	$74,534	(2.83)%	(12.11)%
RevPAR	$209.27	$—	$209.27	$202.35	$(590.06)	$232.11	3.42%	(9.84)%
Occupancy	78.67%	—%	78.67%	78.43%	(53.16)%	79.38%	0.31%	(0.89)%
ADR	$266.01	$—	$266.01	$258.00	$(1,109.99)	$292.40	3.10%	(9.03)%

NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

ALL HOTELS NOT UNDER RENOVATION:
	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
Rooms revenue (in thousands)	$43,146	$—	$43,146	$34,986	$7,116	$42,102	23.32%	2.48%
RevPAR	$237.21	$—	$237.21	$180.63	$(590.06)	$231.81	31.32%	2.33%
Occupancy	81.54%	—%	81.54%	78.47%	(53.16)%	80.15%	3.91%	1.73%
ADR	$290.91	$—	$290.91	$230.19	$(1,109.99)	$289.22	26.38%	0.58%

NOTES:

(1)
The above comparable information assumes the eight hotel properties owned and included in the Company's operations at March 31, 2018, and not under renovation during the three months ended March 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL EBITDA
(dollars in thousands)
(unaudited)

ALL HOTELS:	Three Months Ended
	March 31,
	2018	2017	% Variance
Total hotel revenue	$102,489	$97,256	5.38%
Non-comparable adjustments	—	12,956
Comparable total hotel revenue	$102,489	$110,212	(7.01)%

Hotel EBITDA	$33,605	$28,731	16.96%
Non-comparable adjustments	—	4,582
Comparable hotel EBITDA	$33,605	$33,313	0.88%
Hotel EBITDA margin	32.79%	29.54%	3.25%
Comparable hotel EBITDA margin	32.79%	30.23%	2.56%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,990	$2,223	(10.48)%
Hotel EBITDA attributable to the Company and OP unitholders	$31,615	$26,508	19.27%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$31,615	$31,090	1.69%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

ALL HOTELS NOT UNDER RENOVATION:	Three Months Ended
	March 31,
	2018	2017	% Variance
Total hotel revenue	$68,184	$51,339	32.81%
Non-comparable adjustments	—	12,956
Comparable total hotel revenue	$68,184	$64,295	6.05%

Hotel EBITDA	$25,183	$17,256	45.94%
Non-comparable adjustments	—	4,582
Comparable hotel EBITDA	$25,183	$21,838	15.32%
Hotel EBITDA margin	36.93%	33.61%	3.33%
Comparable hotel EBITDA margin	36.93%	33.97%	2.97%

Hotel EBITDA adjustments attributable to consolidated noncontrolling interests	$1,215	$972	25.00%
Hotel EBITDA attributable to the Company and OP unitholders	$23,969	$16,284	47.19%
Comparable hotel EBITDA attributable to the Company and OP unitholders	$23,969	$20,866	14.87%
NOTES:

(1)
The above comparable information assumes the eight hotel properties owned and included in the Company's operations at March 31, 2018, and not under renovation during the three months ended March 31, 2018, were owned as of the beginning of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

(4)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$8,961	$—	$8,961	$10,874	$—	$10,874	(17.59)%	(17.59)%
Total hotel revenue	$13,584	$—	$13,584	$15,835	$—	$15,835	(14.22)%	(14.22)%
Hotel EBITDA	$3,102	$—	$3,102	$5,005	$—	$5,005	(38.02)%	(38.02)%
Hotel EBITDA margin	22.84%		22.84%	31.61%		31.61%	(8.77)%	(8.77)%
Selected Operating Information:
RevPAR	$181.02	$—	$181.02	$219.68	$—	$219.68	(17.60)%	(17.60)%
Occupancy	78.53%	—%	78.53%	86.49%	—%	86.49%	(9.20)%	(9.20)%
ADR	$230.51	$—	$230.51	$253.99	$—	$253.99	(9.24)%	(9.24)%

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$6,475	$—	$6,475	$6,125	$—	$6,125	5.71%	5.71%
Total hotel revenue	$13,012	$—	$13,012	$11,236	$—	$11,236	15.81%	15.81%
Hotel EBITDA	$4,859	$—	$4,859	$3,887	$—	$3,887	25.01%	25.01%
Hotel EBITDA margin	37.34%		37.34%	34.59%		34.59%	2.75%	2.75%
Selected Operating Information:
RevPAR	$182.60	$—	$182.60	$172.73	$—	$172.73	5.71%	5.71%
Occupancy	86.27%	—%	86.27%	79.87%	—%	79.87%	8.01%	8.01%
ADR	$211.67	$—	$211.67	$216.25	$—	$216.25	(2.12)%	(2.12)%

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$3,419	$—	$3,419	$3,473	$—	$3,473	(1.55)%	(1.55)%
Total hotel revenue	$4,880	$—	$4,880	$4,786	$—	$4,786	1.96%	1.96%
Hotel EBITDA	$(1,143)	$—	$(1,143)	$(1,176)	$—	$(1,176)	2.81%	2.81%
Hotel EBITDA margin	(23.42)%		(23.42)%	(24.57)%		(24.57)%	1.15%	1.15%
Selected Operating Information:
RevPAR	$91.54	$—	$91.54	$92.99	$—	$92.99	(1.56)%	(1.56)%
Occupancy	63.09%	—%	63.09%	66.57%	—%	66.57%	(5.23)%	(5.23)%
ADR	$145.11	$—	$145.11	$139.67	$—	$139.67	3.89%	3.89%

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$2,348	$—	$2,348	$2,457	$—	$2,457	(4.44)%	(4.44)%
Total hotel revenue	$4,172	$—	$4,172	$3,484	$—	$3,484	19.75%	19.75%
Hotel EBITDA	$1,048	$—	$1,048	$233	$—	$233	349.79%	349.79%
Hotel EBITDA margin	25.12%		25.12%	6.69%		6.69%	18.43%	18.43%
Selected Operating Information:
RevPAR	$420.83	$—	$420.83	$440.31	$—	$440.31	(4.42)%	(4.42)%
Occupancy	71.36%	—%	71.36%	75.70%	—%	75.70%	(5.73)%	(5.73)%
ADR	$589.71	$—	$589.71	$581.65	$—	$581.65	1.39%	1.39%

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$5,473	$—	$5,473	$5,682	$—	$5,682	(3.68)%	(3.68)%
Total hotel revenue	$7,027	$—	$7,027	$6,977	$—	$6,977	0.72%	0.72%
Hotel EBITDA	$3,851	$—	$3,851	$3,662	$9	$3,671	5.16%	4.90%
Hotel EBITDA margin	54.80%		54.80%	52.49%		52.62%	2.31%	2.18%
Selected Operating Information:
RevPAR	$428.24	$—	$428.24	$444.59	$—	$444.59	(3.68)%	(3.68)%
Occupancy	85.85%	—%	85.85%	89.43%	—%	89.43%	(4.00)%	(4.00)%
ADR	$498.80	$—	$498.80	$497.15	$—	$497.15	0.33%	0.33%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$2,116	$—	$2,116	$—	$2,188	$2,188	100.00%	(3.29)%
Total hotel revenue	$3,420	$—	$3,420	$—	$2,705	$2,705	100.00%	26.43%
Hotel EBITDA	$1,241	$—	$1,241	$—	$661	$661	100.00%	87.75%
Hotel EBITDA margin	36.29%		36.29%	—%		24.44%	36.29%	11.85%
Selected Operating Information:
RevPAR	$293.88	$—	$293.88	$—	$303.82	$303.82	100.00%	(3.27)%
Occupancy	71.36%	—%	71.36%	—%	74.54%	74.54%	100.00%	(4.27)%
ADR	$411.82	$—	$411.82	$—	$407.58	$407.58	100.00%	1.04%

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$9,797	$—	$9,797	$—	$10,034	$10,034	100.00%	(2.36)%
Total hotel revenue	$18,159	$—	$18,159	$—	$18,810	$18,810	100.00%	(3.46)%
Hotel EBITDA	$7,048	$—	$7,048	$—	$6,968	$6,968	100.00%	1.15%
Hotel EBITDA margin	38.81%		38.81%	—%		37.04%	38.81%	1.77%
Selected Operating Information:
RevPAR	$572.93	$—	$572.93	$—	$586.82	$586.82	100.00%	(2.37)%
Occupancy	78.47%	—%	78.47%	—%	83.74%	83.74%	100.00%	(6.29)%
ADR	$730.15	$—	$730.15	$—	$700.74	$700.74	100.00%	4.20%

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$6,153	$—	$6,153	$4,960	$—	$4,960	24.05%	24.05%
Total hotel revenue	$7,623	$—	$7,623	$6,122	$—	$6,122	24.52%	24.52%
Hotel EBITDA	$2,598	$—	$2,598	$1,583	$—	$1,583	64.12%	64.12%
Hotel EBITDA margin	34.08%		34.08%	25.86%		25.86%	8.22%	8.22%
Selected Operating Information:
RevPAR	$137.01	$—	$137.01	$110.44	$—	$110.44	24.06%	24.06%
Occupancy	80.39%	—%	80.39%	74.73%	—%	74.73%	7.57%	7.57%
ADR	$170.44	$—	$170.44	$147.79	$—	$147.79	15.33%	15.33%

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$—	$—	$—	$5,106	$(5,106)	$—	(100.00)%	—%
Total hotel revenue	$—	$—	$—	$8,559	$(8,559)	$—	(100.00)%	—%
Hotel EBITDA	$—	$—	$—	$3,056	$(3,056)	$—	(100.00)%	—%
Hotel EBITDA margin	—%		—%	35.71%		—%	(35.71)%	—%
Selected Operating Information:
RevPAR	$—	$—	$—	$140.43	$(140.43)	$—	(100.00)%	—%
Occupancy	—%	—%	—%	71.78%	(71.78)%	—%	(100.00)%	—%
ADR	$—	$—	$—	$195.64	$(195.64)	$—	(100.00)%	—%

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$8,165	$—	$8,165	$8,342	$—	$8,342	(2.12)%	(2.12)%
Total hotel revenue	$9,280	$—	$9,280	$9,621	$—	$9,621	(3.54)%	(3.54)%
Hotel EBITDA	$3,075	$—	$3,075	$3,238	$—	$3,238	(5.03)%	(5.03)%
Hotel EBITDA margin	33.14%		33.14%	33.66%		33.66%	(0.52)%	(0.52)%
Selected Operating Information:
RevPAR	$221.74	$—	$221.74	$228.87	$—	$228.87	(3.12)%	(3.12)%
Occupancy	81.04%	—%	81.04%	79.30%	—%	79.30%	2.19%	2.19%
ADR	$273.60	$—	$273.60	$288.62	$—	$288.62	(5.20)%	(5.20)%

	Three Months Ended March 31,
	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Comparable
	2018	2018	2018	2017	2017	2017	% Variance	% Variance
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$5,502	$—	$5,502	$5,413	$—	$5,413	1.64%	1.64%
Total hotel revenue	$7,431	$—	$7,431	$7,498	$—	$7,498	(0.89)%	(0.89)%
Hotel EBITDA	$2,492	$—	$2,492	$2,567	$—	$2,567	(2.92)%	(2.92)%
Hotel EBITDA margin	33.54%		33.54%	34.24%		34.24%	(0.70)%	(0.70)%
Selected Operating Information:
RevPAR	$169.34	$—	$169.34	$168.00	$—	$168.00	0.80%	0.80%
Occupancy	76.61%	—%	76.61%	81.23%	—%	81.23%	(5.69)%	(5.69)%
ADR	$221.04	$—	$221.04	$206.81	$—	$206.81	6.88%	6.88%

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$1,816	$—	$1,816	$9,743	$—	$9,743	(81.36)%	(81.36)%
Total hotel revenue	$6,561	$—	$6,561	$15,675	$—	$15,675	(58.14)%	(58.14)%
Hotel EBITDA	$3,388	$—	$3,388	$4,408	$—	$4,408	(23.14)%	(23.14)%
Hotel EBITDA margin	51.64%		51.64%	28.12%		28.12%	23.52%	23.52%
Selected Operating Information:
RevPAR	$243.25	$—	$243.25	$601.42	$—	$601.42	(59.55)%	(59.55)%
Occupancy	75.81%	—%	75.81%	78.68%	—%	78.68%	(3.65)%	(3.65)%
ADR	$320.87	$—	$320.87	$764.40	$—	$764.40	(58.02)%	(58.02)%

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$5,282	$—	$5,282	$5,243	$—	$5,243	0.74%	0.74%
Total hotel revenue	$7,340	$—	$7,340	$7,463	$—	$7,463	(1.65)%	(1.65)%
Hotel EBITDA	$2,046	$—	$2,046	$2,268	$—	$2,268	(9.79)%	(9.79)%
Hotel EBITDA margin	27.87%		27.87%	30.39%		30.39%	(2.52)%	(2.52)%
Selected Operating Information:
RevPAR	$200.31	$—	$200.31	$198.81	$—	$198.81	0.75%	0.75%
Occupancy	88.07%	—%	88.07%	84.08%	—%	84.08%	4.75%	4.75%
ADR	$227.44	$—	$227.44	$236.45	$—	$236.45	(3.81)%	(3.81)%

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$65,507	$—	$65,507	$67,418	$7,116	$74,534	(2.83)%	(12.11)%
Total hotel revenue	$102,489	$—	$102,489	$97,256	$12,956	$110,212	5.38%	(7.01)%
Hotel EBITDA	$33,605	$—	$33,605	$28,731	$4,582	$33,313	16.96%	0.88%
Hotel EBITDA margin	32.79%		32.79%	29.54%		30.23%	3.25%	2.56%
Selected Operating Information:
RevPAR	$209.27	$—	$209.27	$202.35	$(590.06)	$232.11	3.42%	(9.84)%
Occupancy	78.67%	—%	78.67%	78.43%	(53.16)%	79.38%	0.31%	(0.89)%
ADR	$266.01	$—	$266.01	$258.00	$(1,109.99)	$292.40	3.10%	(9.03)%
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
SELECTED FINANCIAL AND OPERATING INFORMATION BY PROPERTY
(in thousands, except operating information)
(unaudited)

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
CAPITAL HILTON WASHINGTON D.C.
Selected Financial Information:
Rooms revenue	$40,412	$—	$40,412
Total hotel revenue	$57,065	$—	$57,065
Hotel EBITDA	$15,769	$—	$15,769
Hotel EBITDA margin	27.63%		27.63%
Selected Operating Information:
RevPAR	$201.30	$—	$201.30
Occupancy	86.67%	—%	86.67%
ADR	$232.26	$—	$232.26

LA JOLLA HILTON TORREY PINES
Selected Financial Information:
Rooms revenue	$25,033	$—	$25,033
Total hotel revenue	$45,725	$—	$45,725
Hotel EBITDA	$15,712	$—	$15,712
Hotel EBITDA margin	34.36%		34.36%
Selected Operating Information:
RevPAR	$174.07	$—	$174.07
Occupancy	85.22%	—%	85.22%
ADR	$204.25	$—	$204.25

CHICAGO SOFITEL MAGNIFICENT MILE
Selected Financial Information:
Rooms revenue	$24,787	$—	$24,787
Total hotel revenue	$33,396	$—	$33,396
Hotel EBITDA	$5,811	$—	$5,811
Hotel EBITDA margin	17.40%		17.40%
Selected Operating Information:
RevPAR	$163.64	$—	$163.64
Occupancy	80.06%	—%	80.06%
ADR	$204.39	$—	$204.39

BARDESSONO HOTEL AND SPA
Selected Financial Information:
Rooms revenue	$13,305	$—	$13,305
Total hotel revenue	$18,389	$—	$18,389
Hotel EBITDA	$5,256	$—	$5,256
Hotel EBITDA margin	28.58%		28.58%
Selected Operating Information:
RevPAR	$587.96	$—	$587.96
Occupancy	75.89%	—%	75.89%
ADR	$774.71	$—	$774.71

KEY WEST PIER HOUSE RESORT
Selected Financial Information:
Rooms revenue	$16,993	$—	$16,993
Total hotel revenue	$23,282	$—	$23,282
Hotel EBITDA	$11,171	$(9)	$11,162
Hotel EBITDA margin	47.98%		47.94%
Selected Operating Information:
RevPAR	$327.84	$—	$327.84
Occupancy	76.19%	—%	76.19%
ADR	$430.28	$—	$430.28

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
HOTEL YOUNTVILLE
Selected Financial Information:
Rooms revenue	$10,256	$1,285	$11,541
Total hotel revenue	$13,019	$1,571	$14,590
Hotel EBITDA	$5,165	$572	$5,737
Hotel EBITDA margin	39.67%		39.32%
Selected Operating Information:
RevPAR	$394.47	$—	$395.25
Occupancy	71.67%	—%	72.33%
ADR	$550.44	$—	$546.46

PARK HYATT BEAVER CREEK
Selected Financial Information:
Rooms revenue	$18,550	$—	$18,550
Total hotel revenue	$40,128	$—	$40,128
Hotel EBITDA	$9,467	$—	$9,467
Hotel EBITDA margin	23.59%		23.59%
Selected Operating Information:
RevPAR	$267.48	$—	$267.48
Occupancy	59.99%	—%	59.99%
ADR	$445.86	$—	$445.86

PHILADELPHIA COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$27,530	$—	$27,530
Total hotel revenue	$33,363	$—	$33,363
Hotel EBITDA	$13,236	$—	$13,236
Hotel EBITDA margin	39.67%		39.67%
Selected Operating Information:
RevPAR	$151.15	$—	$151.15
Occupancy	83.23%	—%	83.23%
ADR	$181.62	$—	$181.62

PLANO MARRIOTT LEGACY TOWN CENTER
Selected Financial Information:
Rooms revenue	$11,657	$(11,657)	$—
Total hotel revenue	$18,691	$(18,691)	$—
Hotel EBITDA	$6,514	$(6,514)	$—
Hotel EBITDA margin	34.85%		—%
Selected Operating Information:
RevPAR	$134.83	$(134.83)	$—
Occupancy	73.18%	(73.18)%	—%
ADR	$184.26	$(184.26)	$—

SAN FRANCISCO COURTYARD DOWNTOWN
Selected Financial Information:
Rooms revenue	$31,932	$—	$31,932
Total hotel revenue	$36,588	$—	$36,588
Hotel EBITDA	$12,574	$—	$12,574
Hotel EBITDA margin	34.37%		34.37%
Selected Operating Information:
RevPAR	$214.39	$—	$214.39
Occupancy	80.36%	—%	80.36%
ADR	$266.78	$—	$266.78

	TTM Ended March 31,
	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
SEATTLE MARRIOTT WATERFRONT
Selected Financial Information:
Rooms revenue	$31,498	$—	$31,498
Total hotel revenue	$40,647	$—	$40,647
Hotel EBITDA	$16,134	$—	$16,134
Hotel EBITDA margin	39.69%		39.69%
Selected Operating Information:
RevPAR	$239.69	$—	$239.69
Occupancy	86.84%	—%	86.84%
ADR	$276.03	$—	$276.03

ST. THOMAS RITZ-CARLTON
Selected Financial Information:
Rooms revenue	$15,244	$—	$15,244
Total hotel revenue	$34,843	$—	$34,843
Hotel EBITDA	$9,575	$—	$9,575
Hotel EBITDA margin	27.48%		27.48%
Selected Operating Information:
RevPAR	$349.17	$—	$349.17
Occupancy	79.70%	—%	79.70%
ADR	$438.12	$—	$438.12

TAMPA RENAISSANCE
Selected Financial Information:
Rooms revenue	$16,898	$—	$16,898
Total hotel revenue	$24,002	$—	$24,002
Hotel EBITDA	$6,780	$—	$6,780
Hotel EBITDA margin	28.25%		28.25%
Selected Operating Information:
RevPAR	$158.02	$—	$158.02
Occupancy	82.95%	—%	82.95%
ADR	$190.51	$—	$190.51

BRAEMAR PROPERTIES TOTAL
Selected Financial Information:
Rooms revenue	$284,095	$(10,372)	$273,723
Total hotel revenue	$419,138	$(17,120)	$402,018
Hotel EBITDA	$133,174	$(5,961)	$127,213
Hotel EBITDA margin	31.77%		31.64%
Selected Operating Information:
RevPAR	$208.07	$(124.58)	$213.49
Occupancy	81.07%	(73.00)%	81.59%
ADR	$256.66	$(170.66)	$261.66
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)	All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
HOTEL REVENUE & EBITDA FOR TRAILING TWELVE MONTHS
(dollars in thousands)
(unaudited)

	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018	2017	2017	2017	2017	2017	2017	2017	2017	2017
	1st Quarter	1st Quarter	1st Quarter	4th Quarter	4th Quarter	4th Quarter	3rd Quarter	3rd Quarter	3rd Quarter	2nd Quarter	2nd Quarter	2nd Quarter
Total Hotel Revenue	$102,489	$—	$102,489	$92,514	$(2,942)	$89,572	$108,080	$(6,871)	$101,209	$116,055	$(7,307)	$108,748
Hotel EBITDA	$33,605	$—	$33,605	$28,168	$(1,126)	$27,042	$33,030	$(2,385)	$30,645	$38,371	$(2,450)	$35,921
Hotel EBITDA Margin	32.79%		32.79%	30.45%		30.19%	30.56%		30.28%	33.06%		33.03%

EBITDA % of Total TTM	25.2%		26.4%	21.2%		21.3%	24.8%		24.1%	28.8%		28.2%

JV Interests in EBITDA	$1,990	$—	$1,990	$1,620	$—	$1,620	$1,618	$—	$1,618	$2,642	$—	$2,642

	Actual	Non-comparable Adjustments	Comparable
	2018	2018	2018
	TTM	TTM	TTM
Total Hotel Revenue	$419,138	$(17,120)	$402,018
Hotel EBITDA	$133,174	$(5,961)	$127,213
Hotel EBITDA Margin	31.77%		31.64%

EBITDA % of Total TTM	100.0%		100.0%

JV Interests in EBITDA	$7,870	$—	$7,870
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.
(3)    See Exhibit 1 for reconciliation of net income (loss) to hotel EBITDA.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
TOTAL ENTERPRISE VALUE
MARCH 31, 2018
(in thousands, except share price)
(unaudited)

March 31, 2018
End of quarter common shares outstanding	32,517
Partnership units outstanding (common stock equivalents)	5,139
Combined common shares and partnership units outstanding	37,656
Common stock price at quarter end	$9.72
Market capitalization at quarter end	$366,016
Series B convertible preferred stock	$124,146
Debt on balance sheet date	$825,522
Joint venture partner's share of consolidated debt	$(47,324)
Net working capital (see below)	$(151,086)
Total enterprise value (TEV)	$1,117,274

Ashford Inc. Investment:
Common stock owned at end of quarter	195
Common stock price at quarter end	$95.71
Market value of Ashford Inc. investment	$18,652

Cash and cash equivalents	$90,162
Restricted cash	$62,228
Accounts receivable, net	$18,236
Insurance receivable	$14,203
Prepaid expenses	$5,620
Due from affiliates, net	$606
Due from third-party hotel managers, net	$3,748
Market value of Ashford Inc. investment	$18,652
Total current assets	$213,455

Accounts payable, net & accrued expenses	$53,995
Dividends payable	$8,374
Total current liabilities	$62,369

Net working capital*	$151,086
* Includes the Company's pro rata share of net working capital in joint ventures.

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
ANTICIPATED CAPITAL EXPENDITURES CALENDAR (a)

		2018
		1st Quarter	2nd Quarter	3rd Quarter	4th Quarter
	Rooms	Actual	Estimated	Estimated	Estimated
Capital Hilton Washington D.C.	550	x		x	x
Chicago Sofitel Magnificent Mile	415	x	x
Philadelphia Courtyard Downtown	499				x
San Francisco Courtyard Downtown	410	x	x	x	x
St. Thomas Ritz-Carlton	180	x	x	x	x
Total		4	3	3	4

(a)	Only hotels which have had or are expected to have significant capital expenditures that could result in displacement in 2018 are included in this table.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	2018	2017	2017	2017	March 31, 2018
	1st Quarter	4th Quarter	3rd Quarter	2nd Quarter	TTM
Net income (loss)	$16,761	$35,206	$10,705	$21,607	$84,279
Non-property adjustments	12	(23,720)	1,008	—	(22,700)
Interest income	(18)	(13)	(18)	(10)	(59)
Interest expense	3,123	2,986	2,744	2,204	11,057
Amortization of loan costs	199	310	307	271	1,087
Depreciation and amortization	13,006	12,705	14,134	13,468	53,313
Income tax expense (benefit)	154	(607)	(404)	366	(491)
Non-hotel EBITDA ownership expense	368	1,301	4,554	465	6,688
Hotel EBITDA including amounts attributable to noncontrolling interest	33,605	28,168	33,030	38,371	133,174
Non-comparable adjustments	—	(1,126)	(2,385)	(2,450)	(5,961)
Comparable hotel EBITDA	$33,605	$27,042	$30,645	$35,921	$127,213

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2018
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$1,334	$3,273	$(3,350)	$(210)	$3,076	$(37)	$5,330	$991	$74	$1,354	$1,457	$2,324	$1,145	$16,761	$(12,491)	$4,270
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	12	12	(12)	—
Interest income	(5)	(7)	—	—	—	—	—	(1)	—	—	(3)	(1)	(1)	(18)	(182)	(200)
Interest expense	—	—	779	415	—	507	734	—	—	—	—	688	—	3,123	6,068	9,191
Amortization of loan cost	—	—	—	32	—	35	132	—	—	—	—	—	—	199	789	988
Depreciation and amortization	1,769	1,438	1,426	647	765	664	836	1,543	—	1,674	1,049	259	936	13,006	—	13,006
Income tax expense (benefit)	—	124	—	—	—	—	—	2	—	—	—	28	—	154	418	572
Non-hotel EBITDA ownership expense	4	31	2	164	10	72	16	63	(74)	47	(11)	90	(46)	368	(368)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,102	4,859	(1,143)	1,048	3,851	1,241	7,048	2,598	—	3,075	2,492	3,388	2,046	33,605	(5,778)	27,827
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(775)	(1,215)	—	—	—	—	—	—	—	—	—	—	—	(1,990)	1,990	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	3	3
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	(2)	(2)
Hotel EBITDA attributable to the Company and OP unitholders	$2,327	$3,644	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$2,492	$3,388	$2,046	$31,615	$(3,787)	$27,828
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$2,492	$3,388	$2,046	$33,605
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$4,859	$—	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$—	$2,492	$—	$2,046	$25,183
Non-comparable adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Comparable hotel EBITDA	$—	$4,859	$—	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$—	$2,492	$—	$2,046	$25,183

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$(1,143)	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$(1,143)
Credit Agricole Pier House - 1 hotel	—	—	—	—	3,851	—	—	—	—	—	—	—	—	3,851
BAML Bardessono - 1 hotel	—	—	—	1,048	—	—	—	—	—	—	—	—	—	1,048
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	1,241	—	—	—	—	—	—	—	1,241
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	3,388	—	3,388
Aareal - 2 hotels	3,102	4,859	—	—	—	—	—	—	—	—	—	—	—	7,961
Morgan Stanley Pool - 4 hotels	—	—	—	—	—	—	—	2,598	—	3,075	2,492	—	2,046	10,211
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	7,048	—	—	—	—	—	—	7,048
Total	$3,102	$4,859	$(1,143)	$1,048	$3,851	$1,241	$7,048	$2,598	$—	$3,075	$2,492	$3,388	$2,046	$33,605
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended December 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$2,003	$1,921	$(502)	$(745)	$2,416	$(744)	$(484)	$1,927	$24,587	$512	$2,240	$1,226	$849	$35,206	$(6,762)	$28,444
Non-property adjustments	—	—	—	—	505	—	—	—	(23,797)	—	—	(428)	—	(23,720)	23,720	—
Interest income	(2)	(6)	—	—	—	—	—	—	—	—	(3)	(1)	(1)	(13)	(202)	(215)
Interest expense	—	—	733	388	—	499	697	—	—	—	—	669	—	2,986	6,059	9,045
Amortization of loan cost	—	—	—	35	—	34	131	—	—	—	—	110	—	310	839	1,149
Depreciation and amortization	1,696	1,468	1,290	647	712	655	824	1,540	135	1,486	1,047	265	940	12,705	(16)	12,689
Income tax expense (benefit)	—	(593)	—	—	—	—	—	11	—	—	—	(25)	—	(607)	(249)	(856)
Non-hotel EBITDA ownership expense	83	(90)	54	169	(176)	47	13	40	151	438	46	536	(10)	1,301	(1,301)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	3,780	2,700	1,575	494	3,457	491	1,181	3,518	1,076	2,436	3,330	2,352	1,778	28,168	22,088	50,256
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(945)	(675)	—	—	—	—	—	—	—	—	—	—	—	(1,620)	1,620	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$2,835	$2,025	$1,575	$494	$3,457	$491	$1,181	$3,518	$1,076	$2,436	$3,330	$2,352	$1,778	$26,548	$23,708	$50,256
Non-comparable adjustments	—	—	—	—	(50)	—	—	—	(1,076)	—	—	—	—	(1,126)
Comparable hotel EBITDA	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,330	$2,352	$1,778	$27,042

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$1,575	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$1,575
Credit Agricole Pier House - 1 hotel	—	—	—	—	3,407	—	—	—	—	—	—	—	—	3,407
BAML Bardessono - 1 hotel	—	—	—	494	—	—	—	—	—	—	—	—	—	494
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	491	—	—	—	—	—	—	—	491
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	2,352	—	2,352
Aareal - 2 hotels	3,780	2,700	—	—	—	—	—	—	—	—	—	—	—	6,480
Morgan Stanley Pool - 4 hotels	—	—	—	—	—	—	—	3,518	—	2,436	3,330	—	1,778	11,062
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	1,181	—	—	—	—	—	—	1,181
Total	$3,780	$2,700	$1,575	$494	$3,407	$491	$1,181	$3,518	$—	$2,436	$3,330	$2,352	$1,778	$27,042
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended September 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$767	$2,504	$241	$1,147	$(1,139)	$1,250	$(23)	$1,399	$1,152	$2,941	$4,294	$(4,081)	$253	$10,705	$(10,922)	$(217)
Non-property adjustments	—	—	—	—	318	—	—	—	—	—	—	680	10	1,008	(1,008)	—
Interest income	(9)	(4)	—	—	—	—	—	(1)	—	—	(3)	(1)	—	(18)	(180)	(198)
Interest expense	—	—	719	185	—	492	684	—	—	—	—	664	—	2,744	6,510	9,254
Amortization of loan cost	—	—	—	11	—	33	129	—	—	—	—	134	—	307	1,049	1,356
Depreciation and amortization	1,644	1,481	1,193	641	736	654	820	1,516	1,232	1,302	1,027	944	944	14,134	(1)	14,133
Income tax expense (benefit)	(184)	(187)	—	—	—	—	—	4	—	—	—	(37)	—	(404)	737	333
Non-hotel EBITDA ownership expense	421	41	11	159	1,233	20	75	8	18	37	72	2,422	37	4,554	(4,554)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	2,639	3,835	2,164	2,143	1,148	2,449	1,685	2,926	2,402	4,280	5,390	725	1,244	33,030	(8,369)	24,661
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(660)	(958)	—	—	—	—	—	—	—	—	—	—	—	(1,618)	1,618	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$1,979	$2,877	$2,164	$2,143	$1,148	$2,449	$1,685	$2,926	$2,402	$4,280	$5,390	$725	$1,244	$31,412	$(6,751)	$24,661
Non-comparable adjustments	—	—	—	—	17	—	—	—	(2,402)	—	—	—	—	(2,385)
Comparable hotel EBITDA	$2,639	$3,835	$2,164	$2,143	$1,165	$2,449	$1,685	$2,926	$—	$4,280	$5,390	$725	$1,244	$30,645

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$2,164	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$2,164
Credit Agricole Pier House - 1 hotel	—	—	—	—	1,165	—	—	—	—	—	—	—	—	1,165
BAML Bardessono - 1 hotel	—	—	—	2,143	—	—	—	—	—	—	—	—	—	2,143
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	2,449	—	—	—	—	—	—	—	2,449
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	725	—	725
Aareal - 2 hotels	2,639	3,835	—	—	—	—	—	—	—	—	—	—	—	6,474
Morgan Stanley Pool - 4 hotels	—	—	—	—	—	—	—	2,926	—	4,280	5,390	—	1,244	13,840
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	1,685	—	—	—	—	—	—	1,685
Total	$2,639	$3,835	$2,164	$2,143	$1,165	$2,449	$1,685	$2,926	$—	$4,280	$5,390	$725	$1,244	$30,645
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended June 30, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$4,433	$2,643	$1,416	$785	$1,995	$297	$(2,032)	$2,548	$1,792	$1,605	$10	$3,895	$1,435	$785	$21,607	$(21,221)	$386
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(4)	(1)	—	—	—	—	—	—	—	(1)	—	(3)	(1)	—	(10)	(155)	(165)
Interest expense	—	—	669	—	—	258	644	—	—	—	—	—	633	—	2,204	6,378	8,582
Amortization of loan cost	—	—	—	—	—	11	128	—	—	—	—	—	132	—	271	1,078	1,349
Depreciation and amortization	1,582	1,509	1,123	627	713	365	812	1,519	1,241	1,141	—	1,013	885	938	13,468	1	13,469
Income tax expense (benefit)	184	154	—	—	—	—	—	5	—	—	—	—	23	—	366	113	479
Non-hotel EBITDA ownership expense	53	13	7	159	7	53	1	122	3	38	—	17	3	(11)	465	(465)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	6,248	4,318	3,215	1,571	2,715	984	(447)	4,194	3,036	2,783	10	4,922	3,110	1,712	38,371	(14,271)	24,100
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,562)	(1,080)	—	—	—	—	—	—	—	—	—	—	—	—	(2,642)	2,642	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$4,686	$3,238	$3,215	$1,571	$2,715	$984	$(447)	$4,194	$3,036	$2,783	$10	$4,922	$3,110	$1,712	$35,729	$(11,629)	$24,100
Non-comparable adjustments	—	—	—	—	24	572	—	—	(3,036)	—	(10)	—	—	—	(2,450)
Comparable hotel EBITDA	$6,248	$4,318	$3,215	$1,571	$2,739	$1,556	$(447)	$4,194	$—	$2,783	$—	$4,922	$3,110	$1,712	$35,921

HOTEL EBITDA BY LOAN POOL
(in thousands)
(unaudited)

GACC Sofitel - 1 hotel	$—	$—	$3,215	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$3,215
Credit Agricole Pier House - 1 hotel	—	—	—	—	2,739	—	—	—	—	—	—	—	—	—	2,739
BAML Bardessono - 1 hotel	—	—	—	1,571	—	—	—	—	—	—	—	—	—	—	1,571
BAML Hotel Yountville - 1 hotel	—	—	—	—	—	1,556	—	—	—	—	—	—	—	—	1,556
Apollo Ritz-Carlton St Thomas - 1 hotel	—	—	—	—	—	—	—	—	—	—	—	—	3,110	—	3,110
Aareal - 2 hotels	6,248	4,318	—	—	—	—	—	—	—	—	—	—	—	—	10,566
Morgan Stanley Pool - 4 hotels	—	—	—	—	—	—	—	4,194	—	2,783	—	4,922	—	1,712	13,611
JP Morgan Park Hyatt Beaver Creek - 1 hotel	—	—	—	—	—	—	(447)	—	—	—	—	—	—	—	(447)
Total	$6,248	$4,318	$3,215	$1,571	$2,739	$1,556	$(447)	$4,194	$—	$2,783	$—	$4,922	$3,110	$1,712	$35,921
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

Exhibit 1

BRAEMAR HOTELS & RESORTS INC. AND SUBSIDIARIES
RECONCILIATION OF NET INCOME (LOSS) TO HOTEL EBITDA
(in thousands)
(unaudited)

	Three Months Ended March 31, 2017
	Capital Hilton Washington D.C.	La Jolla Hilton Torrey Pines	Chicago Sofitel Magnificent Mile	Bardessono Hotel & Spa	Key West Pier House Resort	Hotel Yountville	Park Hyatt Beaver Creek	Philadelphia Courtyard Downtown	Plano Marriott Legacy Town Center	San Francisco Courtyard Downtown	Seattle Courtyard Downtown	Seattle Marriott Waterfront	St. Thomas Ritz-Carlton	Tampa Renaissance	Hotel Total	Corporate / Allocated	Braemar Hotels & Resorts Inc.
Net income (loss)	$3,286	$2,265	$(2,768)	$(547)	$2,963	$—	$(7)	$10	$1,867	$2,217	$—	$1,570	$2,749	$1,346	$14,951	$(15,240)	$(289)
Non-property adjustments	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Interest income	(2)	(1)	—	—	—	—	—	—	—	(3)	—	(3)	(1)	—	(10)	(102)	(112)
Interest expense	—	—	617	—	—	—	7	54	—	—	—	—	602	—	1,280	5,873	7,153
Amortization of loan cost	—	—	—	—	—	—	—	—	—	—	—	—	130	—	130	919	1,049
Depreciation and amortization	1,588	1,518	972	618	689	—	—	1,507	1,188	989	—	994	855	933	11,851	120	11,971
Income tax expense (benefit)	—	94	(1)	—	—	—	—	2	(1)	—	—	—	39	—	133	(611)	(478)
Non-hotel EBITDA ownership expense	133	11	4	162	10	—	—	10	2	35	—	6	34	(11)	396	(396)	—
Hotel EBITDA including amounts attributable to noncontrolling interest	5,005	3,887	(1,176)	233	3,662	—	—	1,583	3,056	3,238	—	2,567	4,408	2,268	28,731	(9,437)	19,294
Less: EBITDA adjustments attributable to consolidated noncontrolling interest	(1,251)	(972)	—	—	—	—	—	—	—	—	—	—	—	—	(2,223)	2,223	—
Equity in earnings (loss) of unconsolidated entities	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Company's portion of EBITDA of OpenKey	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Hotel EBITDA attributable to the Company and OP unitholders	$3,754	$2,915	$(1,176)	$233	$3,662	$—	$—	$1,583	$3,056	$3,238	$—	$2,567	$4,408	$2,268	$26,508	$(7,214)	$19,294
Non-comparable adjustments	—	—	—	—	9	661	6,968	—	(3,056)	—	—	—	—	—	4,582
Comparable hotel EBITDA	$5,005	$3,887	$(1,176)	$233	$3,671	$661	$6,968	$1,583	$—	$3,238	$—	$2,567	$4,408	$2,268	$33,313
ALL HOTELS NOT UNDER RENOVATION:
Hotel EBITDA including amounts attributable to noncontrolling interest	$—	$3,887	$—	$233	$3,662	$—	$—	$1,583	$3,056	$—	$—	$2,567	$—	$2,268	$17,256
Non-comparable adjustments	—	—	—	—	9	661	6,968	—	(3,056)	—	—	—	—	—	4,582
Comparable hotel EBITDA	$—	$3,887	$—	$233	$3,671	$661	$6,968	$1,583	$—	$—	$—	$2,567	$—	$2,268	$21,838
NOTES:

(1)
The above comparable information assumes the twelve hotel properties owned and included in the Company's operations at March 31, 2018, were owned as of the beginning of each of the periods presented. Non-comparable adjustments include pre-acquisition results from hotel properties acquired during the period offset by results from hotel properties sold during the period.

(2)    All pre-acquisition information was obtained from the prior owner. The Company performed a limited review of the information as part of its analysis of the acquisition.
Adjustments have been made to the pre-acquisition results as indicated below:
(a) Management fee expense was adjusted to reflect current contractual rates.

(3)	Excluded Hotels Under Renovation:
Capital Hilton Washington D.C., Chicago Sofitel Magnificent Mile, San Francisco Courtyard Downtown, St. Thomas Ritz-Carlton